SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): August 4, 2004

3D Systems Corporation

(Exact name of the registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26081 Avenue Hall

Valencia, California  91355

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (661) 295-5600

N/A
(Former name or former address, if changed since last report)

Item 12.                  Results of Operations and Financial Condition.

                The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On August 4, 2004, 3D Systems Corporation issued a press release and held a conference call announcing the Company’s results of operations for its second quarter and six months ended June 30, 2004. A copy of the transcript of the conference call and the accompanying presentation materials, are attached hereto as Exhibit 99.1 and are incorporated into this Item 12 by this reference. The press release was included as an exhibit to a Form 8-K furnished to the SEC on August 4, 2004. The information in this Item (and in such transcript) shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2004                                          3D Systems Corporation

By:	/S/ ROBERT M. GRACE, JR.
Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript and Presentation Materials of Conference Call held by 3D Systems Corporation on August 4, 2004.